EXHIBIT 24
                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Texas Petrochemical Holdings, Inc., a Delaware Corporation (the "Company"), of its 13.5% Senior Discount Notes due 2007, the undersigned officer or director of the Company, hereby constitutes and appoints Stephen R. Wright and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th of September, 1997.



                                    /S/ WILLIAM A. MCMINN
                                        William A. McMinn

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Texas Petrochemical Holdings, Inc., a Delaware Corporation (the "Company"), of its 13.5% Senior Discount Notes due 2007, the undersigned officer or director of the Company, hereby constitutes and appoints Stephen R. Wright and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of September, 1997.

                                    /S/ GORDON A. CAIN
                                        Gordon A. Cain

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Texas Petrochemical Holdings, Inc., a Delaware Corporation (the "Company"), of its 13.5% Senior Discount Notes due 2007, the undersigned officer or director of the Company, hereby constitutes and appoints Stephen R. Wright and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of September, 1997.



                                    /S/ STEVE A. NORDAKER
                                    Steve A. Nordaker

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Texas Petrochemical Holdings, Inc., a Delaware Corporation (the "Company"), of its 13.5% Senior Discount Notes due 2007, the undersigned officer or director of the Company, hereby constitutes and appoints Stephen R. Wright and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of September, 1997.

                                    /S/ WILLIAM R. HUFF
                                        William R. Huff

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Texas Petrochemical Holdings, Inc., a Delaware Corporation (the "Company"), of its 13.5% Senior Discount Notes due 2007, the undersigned officer or director of the Company, hereby constitutes and appoints Stephen R. Wright and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of September, 1997.

                                    /S/ JOHN T. SHELTON
                                        John T. Shelton

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Texas Petrochemical Holdings, Inc., a Delaware Corporation (the "Company"), of its 13.5% Senior Discount Notes due 2007, the undersigned officer or director of the Company, hereby constitutes and appoints Stephen R. Wright and Claude E. Manning, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (or other appropriate form), together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of September, 1997.


                                    /S/ SUSAN O. RHENEY
                                        Susan O. Rheney